                                                                   EXHIBIT 10.20


================================================================================


                             HELMERICH & PAYNE, INC.
                  HELMERICH & PAYNE INTERNATIONAL DRILLING CO.


                                  $200,000,000
                           Aggregate Principal Amount
                                  Senior Notes


                                   $25,000,000
                          5.51% Senior Notes, Series A
                               Due August 15, 2007

                                   $25,000,000
                          5.91% Senior Notes, Series B
                               Due August 15, 2009

                                   $75,000,000
                          6.46% Senior Notes, Series C
                               Due August 15, 2012

                                   $75,000,000
                          6.56% Senior Notes, Series D
                               Due August 15, 2014


                                    ---------

                             NOTE PURCHASE AGREEMENT

                                    ---------


                           Dated as of August 15, 2002



================================================================================
                                                       Series A PPN: 42346# AA 9
                                                       Series B PPN: 42346# AB 7
                                                       Series C PPN: 42346# AC 5
                                                       Series D PPN: 42346# AD 3

                                TABLE OF CONTENTS

Section                                                                                                       Page
-------                                                                                                       ----
1.       AUTHORIZATION OF NOTES..................................................................................1

2.       SALE AND PURCHASE OF NOTES..............................................................................2

3.       CLOSING.................................................................................................2

4.       CONDITIONS TO CLOSINGS..................................................................................3
         4.1.     Representations and Warranties.................................................................3
         4.2.     Performance; No Default........................................................................3
         4.3.     Compliance Certificates........................................................................3
         4.4.     Opinions of Counsel............................................................................3
         4.5.     Purchase Permitted By Applicable Law, etc......................................................3
         4.6.     Sale of Other Notes............................................................................4
         4.7.     Payment of Special Counsel Fees................................................................4
         4.8.     Private Placement Number.......................................................................4
         4.9.     Changes in Corporate Structure.................................................................4
         4.10.    Guaranties.....................................................................................4
         4.11.    Credit Agreements..............................................................................4
         4.12.    Proceedings and Documents......................................................................5

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................................................5
         5.1.     Organization; Power and Authority..............................................................5
         5.2.     Authorization, etc.............................................................................5
         5.3.     Disclosure.....................................................................................6
         5.4.     Organization and Ownership of Shares of Subsidiaries...........................................6
         5.5.     Financial Statements...........................................................................6
         5.6.     Compliance with Laws, Other Instruments, etc...................................................7
         5.7.     Governmental Authorizations, etc...............................................................7
         5.8.     Litigation; Observance of Statutes and Orders..................................................7
         5.9.     Taxes..........................................................................................8
         5.10.    Title to Property; Leases......................................................................8
         5.11.    Licenses, Permits, etc.........................................................................8
         5.12.    Compliance with ERISA..........................................................................9
         5.13.    Private Offering by the Company...............................................................10
         5.14.    Use of Proceeds; Margin Regulations...........................................................10
         5.15.    Existing Indebtedness.........................................................................10
         5.16.    Foreign Assets Control Regulations, etc.......................................................11
         5.17.    Status under Certain Statutes.................................................................11
         5.18.    Environmental Matters.........................................................................11
         5.19.    Solvency of Subsidiary Guarantors.............................................................11

6.       REPRESENTATIONS OF THE PURCHASERS......................................................................12
         6.1.     Purchase for Investment.......................................................................12

         6.2.     Source of Funds...............................................................................12

7.       INFORMATION AS TO COMPANY..............................................................................13
         7.1.     Financial and Business Information............................................................13
         7.2.     Officer's Certificate.........................................................................16
         7.3.     Inspection....................................................................................16

8.       PREPAYMENT OF THE NOTES................................................................................17
         8.1.     No Scheduled Prepayments......................................................................17
         8.2.     Optional Prepayments with Make-Whole Amount...................................................17
         8.3.     Allocation of Partial Prepayments.............................................................17
         8.4.     Maturity; Surrender, etc......................................................................17
         8.5.     Purchase of Notes.............................................................................18
         8.6.     Make-Whole Amount.............................................................................18

9.       AFFIRMATIVE COVENANTS..................................................................................19
         9.1.     Compliance with Law...........................................................................20
         9.2.     Insurance.....................................................................................20
         9.3.     Maintenance of Properties.....................................................................20
         9.4.     Payment of Taxes..............................................................................20
         9.5.     Corporate Existence, etc......................................................................21

10.      NEGATIVE COVENANTS.....................................................................................21
         10.1.    Consolidated Debt.............................................................................21
         10.2.    Priority Debt.................................................................................21
         10.3.    Indebtedness of  Subsidiaries.................................................................21
         10.4.    Liens.........................................................................................22
         10.5.    Mergers, Consolidations, etc..................................................................24
         10.6.    Sale of Assets................................................................................25
         10.7.    Subsidiary Guaranty...........................................................................26
         10.8.    Nature of Business............................................................................26
         10.9.    Transactions with Affiliates..................................................................26

11.      EVENTS OF DEFAULT......................................................................................26

12.      REMEDIES ON DEFAULT, ETC...............................................................................29
         12.1.    Acceleration..................................................................................29
         12.2.    Other Remedies................................................................................29
         12.3.    Rescission....................................................................................30
         12.4.    No Waivers or Election of Remedies, Expenses, etc.............................................30

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES..........................................................30
         13.1.    Registration of Notes.........................................................................30
         13.2.    Transfer and Exchange of Notes................................................................30
         13.3.    Replacement of Notes..........................................................................31

14.      PAYMENTS ON NOTES......................................................................................31
         14.1.    Place of Payment..............................................................................31

Section                                                                                                       Page
-------                                                                                                       ----
         14.2.    Home Office Payment...........................................................................32

15.      EXPENSES, ETC..........................................................................................32
         15.1.    Transaction Expenses..........................................................................32
         15.2.    Survival......................................................................................33

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT...........................................33

17.      AMENDMENT AND WAIVER...................................................................................33
         17.1.    Requirements..................................................................................33
         17.2.    Solicitation of Holders of Notes..............................................................33
         17.3.    Binding Effect, etc...........................................................................34
         17.4.    Notes held by Company, etc....................................................................34

18.      NOTICES................................................................................................34

19.      REPRODUCTION OF DOCUMENTS..............................................................................35

20.      CONFIDENTIAL INFORMATION...............................................................................35

21.      SUBSTITUTION OF PURCHASER..............................................................................36

22.      RELEASE OF SUBSIDIARY GUARANTOR........................................................................36

23.      MISCELLANEOUS..........................................................................................37
         23.1.    Successors and Assigns........................................................................37
         23.2.    Payments Due on Non-Business Days.............................................................37
         23.3.    Severability..................................................................................37
         23.4.    Construction..................................................................................37
         23.5.    Counterparts..................................................................................37
         23.6.    Governing Law.................................................................................38
         23.7.    Spin-Off......................................................................................38

SCHEDULE A         --     Information Relating to Purchasers
SCHEDULE B         --     Defined Terms

SCHEDULE 4.9       --     Changes in Corporate Structure
SCHEDULE 5.3       --     Disclosure Materials
SCHEDULE 5.4       --     Subsidiaries and Ownership of Subsidiary Stock
SCHEDULE 5.5       --     Financial Statements
SCHEDULE 5.8       --     Certain Litigation
SCHEDULE 5.11      --     Licenses, Permits, etc.
SCHEDULE 5.14      --     Use of Proceeds
SCHEDULE 5.15      --     Indebtedness
SCHEDULE 10.4      --     Liens

EXHIBIT 1(a)       --     Form of Series A Senior Note
EXHIBIT 1(b)       --     Form of Series B Senior Note
EXHIBIT 1(c)       --     Form of Series C Senior Note
EXHIBIT 1(d)       --     Form of Series D Senior Note
EXHIBIT 1(e)       --     Form of Parent Guaranty
EXHIBIT 1(f)       --     Form of Subsidiary Guaranty
EXHIBIT 4.4(a)     --     Form of Opinion of Counsel for the Company
EXHIBIT 4.4(b)     --     Form of Opinion of Special Counsel to the Purchasers

                             HELMERICH & PAYNE, INC.
                  HELMERICH & PAYNE INTERNATIONAL DRILLING CO.
                          Utica at Twenty-First Street
                                 Tulsa, OK 74114
                                 (918) 742-5531
                               Fax: (918) 742-0237


                                  $200,000,000
                           Aggregate Principal Amount
                                  Senior Notes

          $25,000,000 5.51% Senior Notes, Series A, due August 15, 2007 $25,000,000 5.91% Senior Notes, Series B, due August 15, 2009 $75,000,000 6.46% Senior Notes, Series C, due August 15, 2012 $75,000,000 6.56% Senior Notes, Series D, due August 15, 2014


                                                     Dated as of August 15, 2002


TO EACH OF THE PURCHASERS LISTED IN
         THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

         HELMERICH & PAYNE INTERNATIONAL DRILLING CO., a Delaware corporation (the "Company"), and HELMERICH & PAYNE, INC., a Delaware corporation (the "Parent") agree with you as follows:

1.       AUTHORIZATION OF NOTES.

                  The Company has authorized the issue and sale of $200,000,000 of Senior Notes, consisting of $25,000,000 aggregate principal amount of its 5.51% Senior Notes, Series A, due August 15, 2007 (the "Series A Notes"), $25,000,000 aggregate principal amount of its 5.91% Senior Notes, Series B, due August 15, 2009 (the "Series B Notes"), $75,000,000 aggregate principal amount of its 6.46% Senior Notes, Series C, due August 15, 2012 (the "Series C Notes"), and $75,000,000 aggregate principal amount of its 6.56% Senior Notes, Series D, due August 15, 2014 (the "Series D Notes" and collectively with the Series A Notes, Series B Notes and Series C Notes, the "Notes", such term to include any such Notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Notes shall be substantially in the form set out in Exhibits 1(a), 1(b), 1(c) or 1(d), as appropriate, with such changes therefrom, if any, as may be approved by you, the Other Purchasers and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement. The Notes will be guaranteed (i) by the Parent pursuant to a guaranty in substantially the form of Exhibit 1(e) (the "Parent Guaranty") and (ii) subject to Section 22, by each Subsidiary that is now or in the future becomes a guarantor of, or otherwise is or becomes obligated in respect of, any Indebtedness to banks under the Credit Agreements (individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") pursuant to a guaranty in substantially the form of Exhibit 1(f) (the "Subsidiary Guaranty," and, together with the Parent Guaranty, the "Guaranties"). The Notes will be unsecured and will rank pari passu with the Company's Indebtedness to banks under the Credit Agreements and with all other senior unsecured Indebtedness of the Company.

2.       SALE AND PURCHASE OF NOTES.

                  Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and each of the other purchasers named in Schedule A (the "Other Purchasers"), and you and the Other Purchasers will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and series specified opposite your names in Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation hereunder and the obligations of the Other Purchasers are several and not joint obligations and you shall have no liability to any Person for the performance or non-performance by any Other Purchaser hereunder.

3.       CLOSING.

                  The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Gardner, Carton & Douglas, Quaker Tower, Suite 3400, 321 North Clark Street, Chicago, Illinois 60610 at 9:00 a.m., Chicago time, at closings on August 15, 2002 (the "First Closing") and on October 15, 2002 (the "Second Closing," and, together with the First Closing, the "Closings") or on such other Business Day thereafter, not later than August 31, 2002 in the case of the First Closing and October 31, 2002 in the case of the Second Closing, as may be agreed upon by the Company and the purchasers that are scheduled to purchase Notes at such Closing. At the Closing applicable to your purchase, the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of such Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 208325308 at Bank of Oklahoma, N.A., Tulsa, Oklahoma, ABA No. 103900036. If at such Closing the Company fails to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.       CONDITIONS TO CLOSINGS.

                  Your obligation to purchase and pay for the Notes to be sold to you at the First Closing and the Second Closing is subject to the fulfillment to your satisfaction, prior to or at such Closing, of the following conditions:

4.1.     REPRESENTATIONS AND WARRANTIES.

                  The representations and warranties of the Parent and the Company in this Agreement shall be correct when made and at the time of such Closing.

4.2.     PERFORMANCE; NO DEFAULT.

                  The Parent and the Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at such Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing.

4.3.     COMPLIANCE CERTIFICATES.

                  (a) Officer's Certificate. The Parent and the Company shall have delivered to you an Officer's Certificate, dated the date of such Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

                  (b) Secretary's Certificate. The Parent and the Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and the Agreement.

4.4.     OPINIONS OF COUNSEL.

                  You shall have received opinions in form and substance satisfactory to you, dated the date of such Closing (a) from McAfee & Taft A Professional Corporation and Steven R. Mackey, special counsel for, and General Counsel of, the Parent and the Company, respectively, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company instructs its counsel to deliver such opinion to you) and (b) from Gardner, Carton & Douglas, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5.     PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

                  On the date of such Closing your purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions

(such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6.     SALE OF OTHER NOTES.

                  Contemporaneously with such Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at such Closing as specified in Schedule A.

4.7.     PAYMENT OF SPECIAL COUNSEL FEES.

                  Without limiting the provisions of Section 15.1, the Company shall have paid on or before such Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8.     PRIVATE PLACEMENT NUMBER.

                  A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained by Gardner, Carton & Douglas for each series of the Notes.

4.9.     CHANGES IN CORPORATE STRUCTURE.

                  Except as specified in Schedule 4.9, neither the Parent nor the Company shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10.    GUARANTIES.

                  The Parent shall have executed and delivered the Parent Guaranty and each Subsidiary Guarantor shall have executed and delivered the Subsidiary Guaranty.

4.11.    CREDIT AGREEMENTS.

                  You and your special counsel shall have been provided with a copy of the Credit Agreements as currently in effect.

4.12.    PROCEEDINGS AND DOCUMENTS.

                  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  Each of the Company and the Parent represents and warrants to you that:

5.1.     ORGANIZATION; POWER AND AUTHORITY.

                  Each of the Company and the Parent is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company and the Parent has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Parent Guaranty (in the case of the Parent) and the Notes (in the case of the Company) and to perform the provisions hereof and thereof.

5.2.     AUTHORIZATION, ETC.

                  This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  The Guaranties have been duly authorized by all necessary corporate action on the part of the Parent or each Subsidiary Guarantor, as the case may be, and upon execution and delivery thereof will constitute the legal, valid and binding obligation of the Parent and each Subsidiary Guarantor, enforceable against the Parent or each Subsidiary Guarantor, as the case may be, in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.     DISCLOSURE.

                  The Parent and the Company, through their agent, Banc One Capital Markets, Inc., has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated June 2002 (the "Memorandum"), relating to the transactions contemplated hereby. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings identified in Schedule 5.3 and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since September 30, 2001, there has been no change in the financial condition, operations, business or properties of the Parent or any Subsidiary, including the Company, except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

5.4.     ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES.

                  (a) Schedule 5.4 is (except as noted therein) a complete and correct list of the Parent's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Parent and each other Subsidiary, including the Company.

                  (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Parent and its Subsidiaries, including the Company, have been validly issued, are fully paid and nonassessable and are owned by the Parent or another Subsidiary, including the Company, free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

                  (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

5.5.     FINANCIAL STATEMENTS.

                  The Parent has delivered to you and each Other Purchaser copies of the consolidated financial statements of the Parent and its Subsidiaries, including the Company, listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Parent and its Subsidiaries, including the Company, as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6.     COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

                  The execution, delivery and performance by the Company and the Parent of this Agreement and by the Company of the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Parent or any Subsidiary, including the Company, under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Parent or any Subsidiary, including the Company, is bound or by which any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Parent or any Subsidiary, including the Company, or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Parent or any Subsidiary, including the Company.

                  The execution, delivery and performance by each of the Parent and each Subsidiary Guarantor of the Guaranty to which it is a party will not
(i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Parent or such Subsidiary Guarantor under, any agreement, or corporate charter or by-laws, to which the Parent or such Subsidiary Guarantor is bound or by which the Parent or such Subsidiary Guarantor or any of their properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any Material order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Parent or such Subsidiary Guarantor or (iii) violate any provision of any Material statute or other rule or regulation of any Governmental Authority applicable to the Parent or such Subsidiary Guarantor.

5.7.     GOVERNMENTAL AUTHORIZATIONS, ETC.

                  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes or the execution, delivery or performance by the Parent of this Agreement or the Parent Guaranty or by each Subsidiary Guarantor of the Subsidiary Guaranty.

5.8.     LITIGATION; OBSERVANCE OF STATUTES AND ORDERS.

                  (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Parent or the Company, threatened against or affecting the Parent or any Subsidiary, including the Company, or any property of the Parent or any Subsidiary, including the Company, in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                  (b) Neither the Parent nor any Subsidiary, including the Company, is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (c) The Parent and its Subsidiaries, including the Company, are in compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001.

5.9.     TAXES.

                  The Company and its Subsidiaries have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Parent or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The federal income tax liabilities of the Parent and its Subsidiaries, including the Company, have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended September 30, 1996.

5.10.    TITLE TO PROPERTY; LEASES.

                  The Parent and its Subsidiaries, including the Company, have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business and except that no representation is made as to the Oil and Gas Properties), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that, individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

5.11.    LICENSES, PERMITS, ETC.

                  Except as disclosed in Schedule 5.11, the Parent and its Subsidiaries, including the Company, own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.


5.12.    COMPLIANCE WITH ERISA.

                  (a) The Parent and each ERISA Affiliate, including the Company, have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Parent nor any ERISA Affiliate, including the Company, has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Parent or any ERISA Affiliate, including the Company, or in the imposition of any Lien on any of the rights, properties or assets of the Parent or any ERISA Affiliate, including the Company, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

                  (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

                  (c) The Parent and its ERISA Affiliates, including the Company, have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

                  (d) The expected postretirement benefit obligation (determined as of the last day of the Parent's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Parent and its ERISA Affiliates, including the Company, is not Material.

                  (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Parent and the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13.    PRIVATE OFFERING BY THE COMPANY.

                  None of the Parent, the Company or anyone acting on their behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 37 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. None of the Parent, the Company or anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act.

5.14.    USE OF PROCEEDS; MARGIN REGULATIONS.

                  The Company will apply the proceeds of the sale of the Notes for general corporate purposes, to repay Indebtedness and to fund capital expenditures as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 20% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

5.15.    EXISTING INDEBTEDNESS.

                  Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Parent and its Subsidiaries, including the Company, as of June 30, 2002, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Parent nor any Subsidiary, including the Company, is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Parent or such Subsidiary, including the Company, and no event or condition exists with respect to any Indebtedness of the Parent or any Subsidiary, including the Company, that is outstanding in an aggregate principal amount in excess of $5,000,000 and that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

5.16.    FOREIGN ASSETS CONTROL REGULATIONS, ETC.

                  Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17.    STATUS UNDER CERTAIN STATUTES.

                  Neither the Parent nor any Subsidiary, including the Company, is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended by the ICC Termination Act, as amended, or the Federal Power Act, as amended.

5.18.    ENVIRONMENTAL MATTERS.

                  Neither the Parent nor any Subsidiary, including the Company, has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Parent or any of its Subsidiaries, including the Company, or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

                  (a) neither the Parent nor any Subsidiary, including the Company, has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect;

                  (b) neither the Parent nor any Subsidiary, including the Company, has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that would reasonably be expected to result in a Material Adverse Effect; and

                  (c) all buildings on all real properties now owned, leased or operated by the Parent or any of its Subsidiaries, including the Company, are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

5.19.    SOLVENCY OF SUBSIDIARY GUARANTORS.

                  After giving effect to the transactions contemplated herein and after giving due consideration to any rights of contribution (i) each Subsidiary Guarantor has received fair consideration and reasonably equivalent value for the incurrence of its obligations under the Subsidiary Guaranty, (ii) the fair value of the assets of each Subsidiary Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) each Subsidiary Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) each Subsidiary Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

6.       REPRESENTATIONS OF THE PURCHASERS.

6.1.     PURCHASE FOR INVESTMENT.

                  You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. You represent that you are an "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 of Regulation D under the Securities Act.

6.2.     SOURCE OF FUNDS.

                  You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                  (a) the Source is an "insurance company general account" as such term is defined in the Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued August 12, 1995) ("PTE 95-60") and as of the date of this Agreement there is no "employee benefit plan" with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such employee benefit plan and all other employee benefit plans maintained by the same employer (and affiliates thereof as defined in section V(a)(1) of PTE 95-60) or by the same employee organization (in each case determined in accordance with the provisions of PTE 95-60) exceeds 10% of the total reserves and liabilities of such general account (as determined under PTE 95-60) (exclusive of separate account liabilities) plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with your state of domicile; or

                  (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued February 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued August 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                  (d) the Source is a governmental plan; or

                  (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                  (f) the Source is the assets of one or more employee benefit plans that are managed by an "in-house asset manager," as that term is defined in PTE 96-23 and such purchase and holding of the Notes is exempt under PTE 96-23; or

                  (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.       INFORMATION AS TO COMPANY.

7.1.     FINANCIAL AND BUSINESS INFORMATION

                  The Parent will deliver to each holder of Notes that is an Institutional Investor:

                  (a) Quarterly Statements -- within 60 days (or such other shorter period within which Quarterly Reports on Form 10-Q are required to be timely filed with the Securities and Exchange Commission, including any extension permitted by Rule 12b-25 of the Exchange Act) after the end of each quarterly fiscal period in each fiscal year of the

         Parent (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                           (i) a consolidated balance sheet of the Parent and
                  its Subsidiaries, including the Company, as at the end of such quarter, and

                           (ii) consolidated statements of income, shareholders'
                  equity and cash flows of the Parent and its Subsidiaries, including the Company, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Parent's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                  (b) Annual Statements -- within 120 days (or such other shorter period within which Annual Reports on Form 10-K are required to be timely filed with the Securities and Exchange Commission, including any extension permitted by Rule 12b-25 of the Exchange Act) after the end of each fiscal year of the Parent, duplicate copies of,

                           (i) a consolidated balance sheet of the Parent and
                  its Subsidiaries, including the Company, as at the end of such year, and

                           (ii) consolidated statements of income, shareholders'
                  equity and cash flows of the Parent and its Subsidiaries, including the Company, for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized regional or national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; provided that the delivery within the time period specified above of the Parent's Annual Report on Form 10-K for such fiscal year (together with the Parent's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section (b);

                  (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Parent or any Subsidiary, including the Company, to public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Parent or any Subsidiary, including the Company, with the Securities and Exchange Commission;

                  (d) Notice of Default or Event of Default -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Parent or the Company is taking or proposes to take with respect thereto;

                  (e) ERISA Matters -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Parent or an ERISA Affiliate, including the Company, proposes to take with respect thereto:

                           (i) with respect to any Plan, any reportable event,
                  as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                           (ii) the taking by the PBGC of steps to institute, or
                  the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                           (iii) any event, transaction or condition that could
                  result in the incurrence of any liability by the Parent or an ERISA Affiliate, including the Company, pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Parent or an ERISA Affiliate, including the Company, pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; and

                  (f) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Parent or any of its Subsidiaries, including the Company or relating to the ability of the Parent or the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2.     OFFICER'S CERTIFICATE.

                  Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                  (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Parent was in compliance with the requirements of Section 10.1 through Section 10.9, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                  (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Parent and its Subsidiaries, including the Company, from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Parent or any Subsidiary, including the Company, to comply with any Environmental
         Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3.     INSPECTION.

                  The Parent and the Company will permit the representatives of each holder of Notes that is an Institutional Investor:

                  (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Parent or the Company, to visit the principal executive office of the Parent or the Company, to discuss the affairs, finances and accounts of the Parent and its Subsidiaries, including the Company, with the Parent's and the Company's officers, and, with the consent of the Parent and the Company (which consent will not be unreasonably withheld), to visit the other offices and properties of the Parent and each Subsidiary, including the Company, all at such reasonable times and as often as may be reasonably requested in writing; and

                  (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Parent or any Subsidiary, including the Company, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances, and accounts with their respective officers and independent public accountants (and by this provision the Parent and the Company authorize said accountants to discuss the affairs, finances and accounts of the Parent and its Subsidiaries, including the Company), all at such times and as often as may be requested.

Each holder agrees to treat any information obtained in connection with any inspection pursuant to this Section 7 as Confidential Information subject to
Section 20 so as to avoid any disclosure obligation on the Company under Regulation FD under the Exchange Act.

8.       PREPAYMENT OF THE NOTES.

8.1.     NO SCHEDULED PREPAYMENTS.

                  No regularly scheduled prepayments are due on the Notes prior to their stated maturity.

8.2.     OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.

                  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of any series in an amount not less than $5,000,000 in the aggregate in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes of the series to be prepaid written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes of such series to be prepaid on such date, the principal amount of each Note of such series held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes of the series to be prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3.     ALLOCATION OF PARTIAL PREPAYMENTS.

                  In the case of each partial prepayment of the Notes of a series, the principal amount of the Notes of such series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.4.     MATURITY; SURRENDER, ETC.

                  In the case of each prepayment of Notes pursuant to this
Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5.     PURCHASE OF NOTES.

         The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any series except (a) upon the payment or prepayment of the Notes of a series in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes of a series at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 30 Business Days. If the holders of more than 25% of the principal amount of the Notes of a series then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such series of such offer shall be extended by the number of days necessary to give each such remaining holder at least ten Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6.     MAKE-WHOLE AMOUNT.

                  The term "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
         Section 12.1, as the context requires.

                  "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New

         York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as the "PX1 Screen" on the Bloomberg Financial Market Service (or such other display as may replace the PX1 Screen on Bloomberg Financial Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15
         (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and
         (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                  "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

                  "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.       AFFIRMATIVE COVENANTS.

                  Each of the Parent and the Company covenants that so long as any of the Notes are outstanding:

9.1.     COMPLIANCE WITH LAW.

                  The Parent and the Company will, and will cause each other Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Parent and its Subsidiaries, including the Company, taken as a whole.

9.2.     INSURANCE.

                  The Parent and the Company will, and will cause each other Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.     MAINTENANCE OF PROPERTIES.

                  The Parent and the Company will, and will cause each other Subsidiary to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Parent or any Subsidiary, including the Company, from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Parent has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

9.4.     PAYMENT OF TAXES.

                  The Parent and the Company will, and will cause each other Subsidiary to, file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that neither the Parent nor any Subsidiary, including the Company, need pay any such tax or assessment if (i) the amount, applicability or validity thereof is contested by the Parent or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Parent or a Subsidiary, including the Company, has established adequate reserves therefor in accordance with GAAP on the books of the Parent or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries, taken as a whole, or the Parent and its Subsidiaries, including the Company, taken as a whole.

9.5.     CORPORATE EXISTENCE, ETC.

                  Each of the Parent and the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections
10.5 and 10.6, the Parent and the Company will at all times preserve and keep in full force and effect the corporate existence of each other Subsidiary (unless merged into the Parent or a Wholly Owned Subsidiary, including the Company) and all rights and franchises of the Parent and its Subsidiaries, including the Company, unless, in the good faith judgment of the Parent, the termination of or failure to preserve and keep in full force and effect a particular corporate existence, right or franchise would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Parent and its Subsidiaries, including the Company, taken as a whole.

10.      NEGATIVE COVENANTS.

                  Each of the Parent and the Company covenants that so long as any of the Notes are outstanding:

10.1.    CONSOLIDATED DEBT.

                  The Parent will not incur, and will not permit any Subsidiary, including the Company, to incur, any Indebtedness if, after giving effect thereto and to the application of the proceeds therefrom, Consolidated Debt would exceed 55% of Consolidated Total Capitalization.

10.2.    PRIORITY DEBT.

                  The Parent and the Company will not at any time permit Priority Debt to exceed 20% of Consolidated Net Worth (determined as of the end of the Parent's most recently completed fiscal quarter).

10.3.    INDEBTEDNESS OF  SUBSIDIARIES.

                  The Parent will not at any time permit any Subsidiary, including the Company, directly or indirectly, to create, incur, assume, guarantee, have outstanding, or otherwise become or remain directly or indirectly liable for, any Indebtedness other than:

                  (a) the Notes and Indebtedness incurred from time to time under the Credit Agreements;

                  (b) Indebtedness outstanding on the date hereof and listed on
         Schedule 5.15 and any extension, renewal, refunding or refinancing thereof, provided that the principal amount outstanding at the time of such extension, renewal, refunding or refinancing is not increased;

                  (c) Indebtedness owed to the Parent or a Wholly Owned Subsidiary, including the Company;

                  (d) Guaranties by a Subsidiary of Indebtedness of another Subsidiary or by a Subsidiary Guarantor of Indebtedness of the Company or the Parent;

                  (e) Indebtedness of a Subsidiary outstanding at the time of its acquisition by the Company or the Parent, provided that (i) such Indebtedness was not incurred in contemplation of becoming a Subsidiary and (ii) at the time of such acquisition and after giving effect thereto, no Default or Event of Default exists or would exist; and

                  (f) Indebtedness not otherwise permitted by the preceding clauses (a) through (e), provided that immediately before and after giving effect thereto and to the application of the proceeds thereof,

                      (i)  no Default or Event of Default exists, and

                      (ii) Priority Debt does not exceed 20% of Consolidated Net
                           Worth.

10.4.    LIENS.

                  The Parent and the Company will not, and will not permit any other Subsidiary to, permit to exist, create, assume or incur, directly or indirectly, any Lien on its properties or assets, whether now owned or hereafter acquired, except:

                  (a) Liens existing on property or assets of the Parent or any Subsidiary, including the Company, as of the date of this Agreement that are described in Schedule 10.4;

                  (b) Liens for taxes, assessments or governmental charges not then due and delinquent or the nonpayment of which is permitted by
         Section 9.4;

                  (c) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords', lessors', carriers', operators', warehousemen's, mechanics', materialmen's and other similar Liens) and Liens to secure the performance of bids, tenders, leases or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money;

                  (d) encumbrances in the nature of leases, subleases, zoning restrictions, easements, rights of way and other rights and restrictions of record on the use of real property and defects in title arising or incurred in the ordinary course of business, which, individually and in the aggregate, do not materially impair the use or value of the property or assets subject thereto or which relate only to assets that in the aggregate are not material;

                  (e) any attachment or judgment Lien, unless the judgment it secures has not, within 60 days after the entry thereof, been discharged or execution thereof stayed pending appeal, or has not been discharged within 60 days after the expiration of any such stay;

                  (f) Liens securing Indebtedness of a Subsidiary to the Parent or to another Wholly Owned Subsidiary, including the Company;

                  (g) Liens (i) existing on property at the time of its acquisition by the Parent or a Subsidiary, including the Company, and not created in contemplation thereof, whether or not the Indebtedness secured by such Lien is assumed by the Parent or a Subsidiary; including the Company, or (ii) on property created contemporaneously with its acquisition or within 180 days of the acquisition or completion of construction or development thereof to secure or provide for all or a portion of the purchase price or cost of the acquisition, construction or development of such property after the date of Closing; or (iii) existing on property of a Person at the time such Person is merged or consolidated with, or becomes a Subsidiary of, or substantially all of its assets are acquired by, the Parent or a Subsidiary, including the Company, and not created in contemplation thereof; provided that in the case of clauses (i), (ii) and (iii) such Liens do not extend to additional property of the Parent or any Subsidiary, including the Company, (other than property that is an improvement to or is acquired for specific use in connection with the subject property) and that the aggregate principal amount of Indebtedness secured by each such Lien does not exceed the fair market value (determined in good faith by one or more officers of the Parent to whom authority to enter into such transaction has been delegated by the board of directors of the Parent) of the property subject thereto;

                  (h) Liens resulting from extensions, renewals or replacements of Liens permitted by paragraphs (a) and (g), provided that (i) there is no increase in the principal amount or decrease in maturity of the Indebtedness secured thereby at the time of such extension, renewal or replacement, (ii) any new Lien attaches only to the same property theretofore subject to such earlier Lien and (iii) immediately after such extension, renewal or replacement no Default or Event of Default would exist; and

                  (i) Liens securing Indebtedness not otherwise permitted by paragraphs (a) through (h) of this Section 10.4, provided that, at the time of creation, assumption or incurrence thereof and immediately after giving effect thereto and to the application of the proceeds therefrom, Priority Debt does not exceed 20% of Consolidated Net Worth.

10.5.    MERGERS, CONSOLIDATIONS, ETC.

                  The Parent and the Company will not, and will not permit any other Subsidiary to, consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except that:

                  (a) the Company may consolidate or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, provided that:

                           (i) the successor formed by such consolidation or the
                  survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease all or substantially all of the assets of the Company as an entirety, as the case may be, is a solvent corporation, general partnership, limited partnership or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such survivor or Person, survivor or Person shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes;

                           (ii) after giving effect to such transaction, no
                  Default or Event of Default shall exist; and

                           (iii) after giving effect to such transaction, the
                  Company or such successor, survivor or Person could incur at least $1.00 of additional Indebtedness; and

                  (b) the Parent may consolidate or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person, provided that:

                           (i) the successor formed by such consolidation or the
                  survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease of all or substantially all of the assets of the Parent as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Parent is not such corporation, such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Parent Guaranty; and

                           (ii) after giving effect to such transaction, no
                  Default or Event of Default shall exist; and

                           (iii) after giving effect to such transaction, the
                  Parent or such successor, survivor or Person could incur at least $1.00 of additional Indebtedness; and

                  (c) any Subsidiary other than the Company may (x) merge into the Parent or the Company (provided that the Parent or the Company is the surviving corporation) or another Wholly Owned Subsidiary or (y) sell, transfer or lease all or any part of its assets to the Parent or the Company or another Wholly Owned Subsidiary, or (z) merge or consolidate with, or sell, transfer or lease all or substantially all of its assets to, any Person in a transaction that is permitted by
         Section 10.6 or, as a result of which, such Person becomes a Subsidiary; provided in each instance set forth in clauses (x) through
         (z) that, immediately after giving effect thereto, there shall exist no Default or Event of Default;

No such conveyance, transfer, sale or lease of all or substantially all of the assets of the Parent or the Company shall have the effect of releasing the Parent or the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.5 from its liability under this Agreement or the Notes.

10.6.    SALE OF ASSETS.

                  Except as permitted by Section 10.5, the Parent and the Company will not, and will not permit any other Subsidiary to, sell, lease, transfer or otherwise dispose of, including by way of merger (collectively a "Disposition"), any assets, including capital stock of Subsidiaries, in one or a series of transactions, to any Person, other than:

                  (a) Dispositions in the ordinary course of business;

                  (b) Dispositions by a Subsidiary, including the Company, to the Parent or another Wholly Owned Subsidiary, including the Company, or by the Parent or the Company to a Wholly Owned Subsidiary that is a Subsidiary Guarantor;

                  (c) the Spin-Off or other Disposition by the Parent or a Subsidiary of the Oil and Gas Properties; or

                  (d) Dispositions not otherwise permitted by clauses (a), (b) or (c) of this Section 10.6, provided that the aggregate net book value of all assets so disposed of in any fiscal year pursuant to this
         Section 10.6(d) does not exceed 15% of Consolidated Total Assets as of the end of the immediately preceding fiscal year.

Notwithstanding the foregoing, the Parent or the Company may, or may permit any other Subsidiary to, make a Disposition and the assets subject to such Disposition shall not be subject to or included in the foregoing limitation and computation contained in clause (d) of the preceding sentence to the extent that the net proceeds from such Disposition are within 365 days of such Disposition
(A) reinvested in tangible assets to be used in the existing business of the Parent or a Subsidiary, including the Company, or (B) applied to the payment or prepayment of the Notes or any other outstanding Indebtedness of the Parent or any Subsidiary, including the

Company, ranking pari passu with or senior to the Notes (other than Indebtedness owing to the Parent, any of its Subsidiaries, including the Company, or any Affiliate or in respect of any revolving credit or similar credit facility providing the Parent or any of its Subsidiaries, including the Company, with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Indebtedness the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Indebtedness). Any prepayment of Notes pursuant to this Section 10.6 shall be in accordance with Sections 8.2 and 8.3, without regard to the minimum prepayment requirements of Section 8.2.

10.7.    SUBSIDIARY GUARANTY.

                  The Parent and the Company will not permit any other Subsidiary to become a borrower or a guarantor of Indebtedness owed to banks under the Credit Agreements unless such Subsidiary is, or concurrently therewith becomes, a party to the Subsidiary Guaranty.

10.8.    NATURE OF BUSINESS.

                  The Parent and the Company will not, and will not permit any other Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Parent and its Subsidiaries, including the Company, taken as a whole, would then be engaged would be substantially changed from the general nature of the business of the Parent and its Subsidiaries, including the Company, taken as a whole, as described in the Memorandum.

10.9.    TRANSACTIONS WITH AFFILIATES.

                  The Parent and the Company will not, and will not permit any other Subsidiary to, enter into directly or indirectly any Material transaction or Material group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Parent, the Company or another Subsidiary), except upon fair and reasonable terms no less favorable to the Parent or such Subsidiary, including the Company, than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

11.      EVENTS OF DEFAULT.

                  An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

                  (c) the Parent or the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.1, 10.2, 10.3, 10.5, 10.6 or 10.7; or

                  (d) the Parent or the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days or, in the case of Section 10.4 only, 5 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Parent or the Company receiving written notice of such default from any holder of a Note; or

                  (e) any representation or warranty made in writing by or on behalf of the Parent, the Company or any Subsidiary Guarantor or by any officer of the Parent, the Company or any Subsidiary Guarantor in this Agreement, the Parent Guaranty, the Subsidiary Guaranty or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made and the fact that such representation or warranty was false or incorrect could reasonably be expected to have a Material Adverse Effect; or

                  (f) (i) the Parent, the Company or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount in excess of $25,000,000 beyond any period of grace provided with respect thereto, or (ii) the Parent, the Company or any Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness that is outstanding in an aggregate principal amount in excess of $25,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment; or

                  (g) the Parent, the Company or any Significant Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction,
         (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                  (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Parent, the Company or any Significant Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Parent, the Company or any Significant Subsidiary, or any such petition shall be filed against the Parent, the Company or any Significant Subsidiary and such petition shall not be dismissed within 60 days; or

                  (i) a final judgment or judgments for the payment of money aggregating in excess of $25,000,000 are rendered against one or more of the Parent, the Company and any Significant Subsidiaries, which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

                  (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Parent, the Company or any other ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans determined in accordance with Title IV of ERISA, shall exceed $25,000,000, (iv) the Parent, the Company or any other ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans,
         (v) the Parent, the Company or any other ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Parent or any Subsidiary, including the Company, establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Parent or any Subsidiary, including the Company, thereunder; and any such event or events described in clauses
         (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or

                  (k) the Parent or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained in the Parent Guaranty or the Subsidiary Guaranty or either of the Guaranties ceases to be in full force and effect, except as provided in Section 22 (as to the Subsidiary Guaranty), or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by any of the Parent, the Company or any Subsidiary Guarantor or any of them renounces any of the same or denies that it has any or further liability thereunder.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in section 3 of ERISA.

12.      REMEDIES ON DEFAULT, ETC.

12.1.    ACCELERATION.

                  (a) If an Event of Default with respect to the Parent or the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                  (b) If any other Event of Default has occurred and is continuing, any holder or holders of 51% or more in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

                  (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

                  Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.    OTHER REMEDIES.

                  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3.    RESCISSION.

                  At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.    NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

                  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including reasonable attorneys' fees, expenses and disbursements.

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1.    REGISTRATION OF NOTES.

                  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.    TRANSFER AND EXCHANGE OF NOTES.

                  Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1(a), 1(b), 1(c) or 1(d), as appropriate. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3.    REPLACEMENT OF NOTES.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                  (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another Institutional Investor holder of a Note with a minimum net worth of at least $250,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.      PAYMENTS ON NOTES.

14.1.    PLACE OF PAYMENT.

                  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Chicago, Illinois at the principal office of Bank One, NA in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2.    HOME OFFICE PAYMENT.

                  So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.      EXPENSES, ETC.

15.1.    TRANSACTION EXPENSES.

                  Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2.    SURVIVAL.

                  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

                  All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Parent or the Company pursuant to this Agreement shall be deemed representations and warranties of the Parent and the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.      AMENDMENT AND WAIVER.

17.1.    REQUIREMENTS.

                  This Agreement, the Notes, the Parent Guaranty and the Subsidiary Guaranty may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that
(a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2.    SOLICITATION OF HOLDERS OF NOTES.

                  (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                  (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3.    BINDING EFFECT, ETC.

                  Any amendment or waiver consented to as provided in this
Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" or "the Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4.    NOTES HELD BY COMPANY, ETC.

                  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.      NOTICES.

                  All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                           (i) if to you or your nominee, to you or it at the
                  address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                           (ii) if to any other holder of any Note, to such
                  holder at such address as such other holder shall have specified to the Company in writing, or

                           (iii) if to the Company, the Parent or any Subsidiary
                  Guarantor, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.      REPRODUCTION OF DOCUMENTS.

                  This Agreement and all documents relating thereto, including
(a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.      CONFIDENTIAL INFORMATION.

                  For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary or confidential in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure,
(b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary, or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, trustees, officers, employees, agents, attorneys and Affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.      SUBSTITUTION OF PURCHASER.

                  You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.      RELEASE OF SUBSIDIARY GUARANTOR.

                  You and each subsequent holder of a Note agree to release any Subsidiary Guarantor from the Subsidiary Guaranty (i) if such Subsidiary Guarantor ceases to be such as a result of a disposition permitted by Sections
10.5 or 10.6 or (ii) at such time as the banks party to the Credit Agreements release such Subsidiary from its guaranty of Indebtedness under the Credit Agreements; provided, however, that you and each subsequent holder will not be required to release a Subsidiary Guarantor from the Subsidiary Guaranty under the circumstances contemplated by clause (ii), if (A) a Default or Event of Default has occurred and is continuing,

(B) such Subsidiary Guarantor is to become a borrower under either Credit Agreement or (C) such release is part of a plan of financing that contemplates such Subsidiary Guarantor guaranteeing any other Indebtedness of the Company to banks. Your obligation to release a Subsidiary Guarantor from the Subsidiary Guaranty is conditioned upon your prior receipt of a certificate from a Senior Financial Officer of the Company stating that none of the circumstances described in clauses (A), (B) and (C) above are true.

23.      MISCELLANEOUS.

23.1.    SUCCESSORS AND ASSIGNS.

                  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not.

23.2.    PAYMENTS DUE ON NON-BUSINESS DAYS.

                  Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

23.3.    SEVERABILITY.

                  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

23.4.    CONSTRUCTION.

                  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

23.5.    COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

23.6.    GOVERNING LAW.

                  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

23.7.    SPIN-OFF.

                  Anything in this Agreement to the contrary notwithstanding, nothing in this Agreement shall prohibit the consummation by the Parent of the Spin-Off, or of any transaction contemplated by the (i) the Agreement and Plan of Merger dated as of February 3, 2002 by and among the Parent, Cimarex Energy (formerly known as Helmerich & Payne Exploration and Production Co.), Mountain Acquisition Co. and Key Production Company, Inc., (ii) the Distribution Agreement by and between the Company and Cimarex Energy Co., (iii) any agreement referenced in the agreements referred to in clauses (i) and (ii), or (iv) any other Disposition of the Oil and Gas Properties or the stock of Cimarex Energy Co. if the Spin-Off is not consummated.


                                    * * * * *

                  If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                Very truly yours,

                                HELMERICH & PAYNE INTERNATIONAL DRILLING CO.


                                By:        /s/ Steven R. Mackey
                                     -----------------------------------------
                                Name:      Steven R. Mackey
                                       ---------------------------------------
                                Title:     Vice President
                                        --------------------------------------

                                HELMERICH & PAYNE, INC.


                                By:        /s/ Steven R. Mackey
                                     -----------------------------------------
                                Name:      Steven R. Mackey
                                       ---------------------------------------
                                Title:     Vice President
                                        --------------------------------------

The foregoing is agreed to as of the date thereof.


JACKSON NATIONAL LIFE INSURANCE COMPANY

By:      PPM America, Inc., as attorney in fact on
         behalf of Jackson National Life Insurance Company


By:          /s/ Chris Raub
     ---------------------------------------
Name:        Chris Raub
       -------------------------------------
Title:       Senior Managing Director
        ------------------------------------



JACKSON NATIONAL LIFE INSURANCE COMPANY
OF NEW YORK

By:      PPM America, Inc., as attorney in fact on
         behalf of Jackson National Life Insurance
         Company of New York


By:          /s/ Chris Raub
     ---------------------------------------
Name:        Chris Raub
       -------------------------------------
Title:       Senior Managing Director
        ------------------------------------



THE PRUDENTIAL ASSURANCE COMPANY
LIMITED

By:      PPM America, Inc., as attorney in fact on
         behalf of The Prudential Assurance Company
         Limited


By:          /s/ Chris Raub
     ---------------------------------------
Name:        Chris Raub
       -------------------------------------
Title:       Senior Managing Director
        ------------------------------------

METROPOLITAN LIFE INSURANCE COMPANY


By:               /s/ C. Scott Inslis
     ---------------------------------------
Name:             C. Scott Inslis
       -------------------------------------
Title:            Managing Director
        ------------------------------------

THE NORTHWESTERN MUTUAL LIFE INSURANCE
COMPANY


By:        /s/ David A. Barras
     ------------------------------------------------
Name:      David A. Barras
       ----------------------------------------------
Title:     Its Authorized Representative
        ---------------------------------------------


THE NORTHWESTERN MUTUAL LIFE INSURANCE
COMPANY
         for its Group Annuity Separate Account

By:        /s/ David A. Barras
     ------------------------------------------------
Name:      David A. Barras
       ----------------------------------------------
Title:     Its Authorized Representative
        ---------------------------------------------

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA


By:        /s/ Lisa M. Ferraro
     ------------------------------------------------
Name:      Lisa M. Ferraro
       ----------------------------------------------
Title:     Director
        ---------------------------------------------

NATIONWIDE LIFE INSURANCE COMPANY


By:             /s/ Mark W. Poeppelman
     ---------------------------------------
Name:           Mark W. Poeppelman
       -------------------------------------
Title:          Associate Vice President
        ------------------------------------


NATIONWIDE LIFE AND ANNUITY INSURANCE
COMPANY


By:             /s/ Mark W. Poeppelman
     ---------------------------------------
Name:           Mark W. Poeppelman
       -------------------------------------
Title:          Associate Vice President
        ------------------------------------


NATIONWIDE MUTUAL INSURANCE COMPANY


By:             /s/ Mark W. Poeppelman
     ---------------------------------------
Name:           Mark W. Poeppelman
       -------------------------------------
Title:          Associate Vice President
        ------------------------------------


NATIONWIDE MUTUAL FIRE INSURANCE COMPANY


By:             /s/ Mark W. Poeppelman
     ---------------------------------------
Name:           Mark W. Poeppelman
       -------------------------------------
Title:          Associate Vice President
        ------------------------------------


AMCO INSURANCE COMPANY


By:             /s/ Mark W. Poeppelman
     ---------------------------------------
Name:           Mark W. Poeppelman
       -------------------------------------
Title:          Associate Vice President
        ------------------------------------

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


By:               /s/ James G. Lowery
     ------------------------------------------------
Name:             James G. Lowery
       ----------------------------------------------
Title:            Assistant Vice President
        ---------------------------------------------
                  Investments
         --------------------------------------------

By:               /s/ Tad Anderson
     ------------------------------------------------
Name:             Tad Anderson
       ----------------------------------------------
Title:            Manager
        ---------------------------------------------
                  Investments
         --------------------------------------------


LONDON LIFE INSURANCE COMPANY


By:               /s/ Brian Allison
     ------------------------------------------------
Name:             Brian Allison
       ----------------------------------------------
Title:            Authorized Signatory
        ---------------------------------------------

By:               /s/ W.J. Sharman
     ------------------------------------------------
Name:             W.J. Sharman
       ----------------------------------------------
Title:            Authorized Signatory
        ---------------------------------------------

JEFFERSON-PILOT LIFE INSURANCE COMPANY


By:               /s/ Robert E. Whalen, II
     ------------------------------------------------
Name:             Robert E. Whalen, II
       ----------------------------------------------
Title:            Vice President
        ---------------------------------------------



JEFFERSON PILOT FINANCIAL INSURANCE COMPANY


By:               /s/ Robert E. Whalen, II
     ------------------------------------------------
Name:             Robert E. Whalen, II
       ----------------------------------------------
Title:            Vice President
        ---------------------------------------------

NEW YORK LIFE INSURANCE COMPANY


By:               /s/ Lisa A. Scuderi
     ------------------------------------------------
Name:             Lisa A. Scuderi
       ----------------------------------------------
Title:            Investment Vice President
        ---------------------------------------------


NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION
By:      New York Life Investment Management LLC,
         Its Investment Manager


By:               /s/ Lisa A. Scuderi
     ------------------------------------------------
Name:             Lisa A. Scuderi
       ----------------------------------------------
Title:            Director
        ---------------------------------------------

STATE FARM LIFE INSURANCE COMPANY


By:               /s/ Lyle Triebwasser
     ------------------------------------------------
Name:             Lyle Triebwasser
       ----------------------------------------------
Title:            Senior Investment Officer
        ---------------------------------------------

By:               /s/ Larry Rottunda
     ------------------------------------------------
Name:             Larry Rottunda
       ----------------------------------------------
Title:            Assistant Secretary
        ---------------------------------------------


STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY


By:               /s/ Lyle Triebwasser
     ------------------------------------------------
Name:             Lyle Triebwasser
       ----------------------------------------------
Title:            Senior Investment Officer
        ---------------------------------------------

By:               /s/ Larry Rottunda
     ------------------------------------------------
Name:             Larry Rottunda
       ----------------------------------------------
Title:            Assistant Secretary
        ---------------------------------------------

AMERICAN UNITED LIFE INSURANCE COMPANY


By:               /s/ Kent R. Adams
     -------------------------------------------
Name:             Kent R. Adams
       -----------------------------------------
Title:   Vice President, Fixed Income Securities
        ----------------------------------------


PIONEER MUTUAL LIFE INSURANCE COMPANY


By:               /s/ Kent R. Adams
     -------------------------------------------
Name:             Kent R. Adams
       -----------------------------------------
Title:   Vice President, Fixed Income Securities
        ----------------------------------------


THE STATE LIFE INSURANCE COMPANY


By:               /s/ Kent R. Adams
     -------------------------------------------
Name:             Kent R. Adams
       -----------------------------------------
Title:   Vice President, Fixed Income Securities
        ----------------------------------------

PHOENIX LIFE INSURANCE COMPANY


By:               /s/ John H. Beers
     ------------------------------------------------
Name:             John H. Beers
       ----------------------------------------------
Title:            Vice President
        ---------------------------------------------